UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        February 28, 2006
                                                --------------------------------

             Securitized Asset Backed Receivables LLC Trust 2006-WM1
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                         (Exact name of issuing entity)

                    Securitized Asset Backed Receivables LLC
             ------------------------------------------------------
              (Exact name of depositor as specified in its charter)

                                Barclays Bank PLC
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               (Exact name of sponsor as specified in its charter)

         Delaware                 333-123990-08                 37-1472598
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(State or other jurisdiction  (Commission File Number         (IRS Employer
     of incorporation            of issuing entity)         Identification No.
      of depositor)                                          of depositor)


200 Park Avenue, New York, New York                                10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code            (212) 412-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Item 8.01 of the Depositor's Current Report on Form 8-K, attaching the certain agreements and opinion letters that were executed and delivered in connection with the issuance of the Certificates, filed on March 15, 2006 is hereby amended because the Pooling and Servicing Agreement attached as an exhibit to such Depositor's Form 8-K was not the correct version of such agreement.

      On February 28, 2006, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, WMC Mortgage Corp., as responsible party, MortgageRamp, Inc., as loan performance advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as servicer, securities administrator and custodian, of Securitized Asset Backed Receivables LLC Trust 2006-WM1 Mortgage Pass-Through Certificates, Series 2006-WM1 the "Certificates"). The Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, having an aggregate initial principal amount of $554,316,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of February 23, 2006, by and between the Depositor and the Underwriter.

      In addition the Class A-1 and Class B-4 Certificates were sold to Barclays Capital Inc., as initial purchaser, on February 28, 2006.

      Attached as an exhibit is the correct version of the Pooling and Servicing Agreement to replace the version that was previously filed with the Form 8-K.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Depositor, as depositor, WMC Mortgage Corp., as responsible party, MortgageRamp, Inc., as loan performance advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as servicer, securities administrator and custodian.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 30, 2006                        SECURITIZED ASSET BACKED
                                          RECEIVABLES LLC


                                          By: /s/ Paul Menefee
                                              ----------------------------------
                                              Name:  Paul Menefee
                                              Title: Director

                                INDEX TO EXHIBITS
                                -----------------


Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

4                   Pooling and Servicing Agreement, dated as of       (E)
                    February 1, 2006, by and among the
                    Depositor, as depositor, WMC Mortgage Corp., as responsible party, MortgageRamp, Inc., as loan performance advisor, U.S. Bank National
                    Association, as trustee, and Wells Fargo
                    Bank, National Association, as servicer, securities administrator and custodian.